EXHIBIT 10.41

CONFIDENTIAL TREATMENT REQUESTED

MASTER SERVICES
AGREEMENT
BETWEEN
QUINTILES COMMERCIAL EUROPE
LIMITED
AND
ALIMERA SCIENCES INC.

CONFIDENTIAL TREATMENT REQUESTED

MASTER SERVICES AGREEMENT
THIS Master Services Agreement (“Agreement”) is made between:-

1.
QUINTILES COMMERCIAL EUROPE LIMITED a company organised and existing pursuant to the laws of England and Wales (under Company Registration No 2246066) and having its registered office at 500 Brook Drive, Green Park, Reading RG2 6UU, England (hereinafter referred to as “Quintiles Commercial”), and

2.
ALIMERA SCIENCES, INC., a company organised and existing pursuant to the laws of the State of Delaware, United States of America and having its registered office at 6120 Windward Parkway, Suite 290, Alpharetta, GA 30005 U.S.A. (hereinafter referred to as “Alimera”).

(Each a “Party”, and together the “Parties”)
WHEREAS:-

A.
Alimera and/or its Affiliates (as defined below) are in the business of developing, manufacturing and/or distributing pharmaceutical products, medical devices and/or biotechnology products. Quintiles Commercial and its Affiliates are in the business of providing sales services, marketing services and commercialisation services, strategic planning & project management services, market access and pricing & reimbursement services, drug safety & medical affairs services including pharmacovigilance, medical information & medical communication services, medical science liaison and other regulatory support and consultancy advice in Europe for the pharmaceutical, medical device and biotechnology industries.

B.
Alimera and Quintiles Commercial desire to enter into this Agreement to provide the terms and conditions upon which Alimera and/or its Affiliates may engage Quintiles Commercial and/or its Affiliates to provide, without limitation, marketing, brand management, sales promotion & detailing services, strategic planning services, project management services, market access and pricing & reimbursement support, exploitant services, regulatory services, medical science liaison & communications services and/or consultancy advice to Alimera and/or its Affiliates in relation to the commercialisation of Alimera’s pharmaceutical product ILUVIEN® (intravitreal implant of sustained-release fluocinolone acetonide, for the treatment of chronic diabetic macular edema) (the “Product”) in certain mutually agreed territories in Europe which may include, without limitation, the UK, Germany, France, **** (each a “Territory”, and together the “Territories”) by executing individual Project Orders (as defined below) specifying the details of, without limitation, the services, fees and pass-through expenses, respective responsibilities and obligations of the parties, duration, termination and related terms and conditions.

NOW IT IS HEREBY AGREED as follows:-

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1.	Scope of the Agreement; Project Orders; Nature of Services; Joint Steering Committee.

1.1	Scope of Agreement.

1.1.1
As a “master” form of agreement, this Agreement allows the Parties and/or their respective Affiliates to contract for individual projects through the issuance of separate Project Orders, without having to re-negotiate the basic terms and conditions contained herein.

1.1.2
This Agreement covers the provision of Services (as defined below) by Quintiles Commercial and/or Quintiles Commercial’s Affiliates (as set forth in Clause 15 below) and, accordingly, this Agreement represents a vehicle by which Alimera and/or its Affiliates can efficiently contract with Quintiles Commercial and its Affiliates for a broad range of Services. The term “Affiliate” shall mean any corporation or business entity controlled by, controlling or under common control with a Party to this Agreement only for so long as such control continues to exist. For this purpose, the term “control” shall mean the ability to vote more than fifty percent (50%) of the voting securities of any entity or otherwise having the ability to direct the management and policies of an entity.

1.2	Project Orders.

1.2.1
Quintiles Commercial and Alimera intend that their respective Affiliates may execute Project Orders directly pursuant to the terms of this Agreement. Unless the context requires otherwise, (i) in the case of a Project Order executed by an Alimera Affiliate(s), for the purposes of that Project Order references to “Alimera” in this Agreement (and the related rights and obligations) shall mean the relevant Affiliates of Alimera which is a party to that Project Order, and (ii) in the case of a Project Order executed by a Quintiles Commercial Affiliate(s), for the purposes of that Project Order, references to “Quintiles Commercial” in this Agreement (and the related rights and obligations) shall mean the relevant Affiliates of Quintiles Commercial which is a party to that Project Order, and (iii) any reference to the employees, agents and representatives of Alimera or of Quintiles Commercial in this Agreement shall mean employees, agents and representatives of that Affiliate consistent with the foregoing. Quintiles Commercial shall ensure that each of its Affiliates (and each of their employees, agents and representatives) complies with all obligations imposed on Quintiles Commercial under this Agreement. Any breach of any such obligations by any Quintiles Commercial Affiliate (or any of their employees, agents and representatives) shall be deemed a breach by Quintiles Commercial of its obligations under this Agreement, and Quintiles Commercial shall be jointly and severally responsible and liable for any breach of any such obligations by any Quintiles Commercial Affiliate (or any of their employees, agents and representatives).

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1.2.2
The specific details of each project and the Services to be undertaken by Quintiles Commercial and/or its Affiliate(s) shall be separately negotiated and specified in writing on terms and in a form acceptable to the Parties, as evidenced by each Party’s execution of such writing (each such writing, a “Project Order”). Each Project Order will include, as appropriate, the scope of the Services, time line, and budget and payment terms. Each Project Order shall be subject to, and shall be deemed to incorporate by reference, all of the terms and conditions of this Agreement, in addition to the specific details set forth in the Project Order. To the extent any terms or provisions of a Project Order conflict with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control, except to the extent that the applicable Project Order expressly and specifically states an intent to supersede the Agreement on a specific matter. Any modification of the terms and provisions of this Agreement within a Project Order will apply only to that Project Order in which the modification is set forth.

1.3	Nature of Services.
The scope of the services covered by this Agreement in respect of which individual Project Orders may from time to time be entered into as provided above may include without limitation marketing, brand management, sales promotion & detailing services, strategic planning services, project management services, market access and pricing & reimbursement support, exploitant services, regulatory services, medical science liaison & communications services and consultancy advice requested by Alimera or its Affiliates from time to time and agreed to by Quintiles Commercial as set forth in each applicable Project Order (the “Services”). For the avoidance of doubt, nothing in this Agreement shall be construed to transfer from Alimera to Quintiles Commercial and/or any of its Affiliates any regulatory requirements unless such transfer is specifically provided for in the applicable Project Order.

1.4	Joint Steering Committee.

1.4.1	Formation; Purposes.
Quintiles Commercial and Alimera shall establish a Joint Steering Committee (“JSC”). The JSC shall have overall strategic responsibility for managing the relationship established by this Agreement. In overseeing the operational aspects of commercialisation, the JSC shall, without limitation and in addition to other specific obligations set forth in this Agreement and the Project Orders: (i) discuss and agree upon the mission and vision for the relationship between the Parties and ensure that such mutually agreed upon mission and vision are carried out, (ii) maintain senior level focus, (iii) review business performance, including, without limitation, ****, (iv) ****

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****, (v) ensure that Alimera has access to Quintiles Commercial knowledge and experience with respect to ****, as appropriate, (vi) coordinate training activities for the Quintiles Commercial personnel deployed in each Territory, (vii) ****, (viii) facilitate the flow of information between the Parties for the betterment of the Services to be provided under each Project Order, and (ix) act as an escalation forum for unresolved operational issues. In addition to ensuring the effective implementation of this Agreement and the Project Orders entered into hereunder, the JSC shall have initial responsibility for resolving disputes between the Parties. Other key issues to be discussed by and within each quarterly meeting of the JSC (referred to at Clause 1.4.3 below) shall include, without limitation:
****

1.4.2	Membership of the JSC.
The composition of the JSC will consist of **** representatives appointed by Alimera and **** representatives appointed by Quintiles Commercial,
****

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****
Either Party may substitute or replace members of the JSC to serve as their representatives upon written notice to the other Party, provided that all such representatives shall be individuals of appropriate authority and seniority. The Parties shall appoint the initial members of the JSC not later than the date that the Parties enter into the first Project Order hereunder (as indicated by the date of the last signature to such Project Order). Each Party may invite (in its reasonable and good faith discretion) additional employees and/or independent contractors to attend the JSC meetings upon written notice to the other Party. Such additional employees and/or independent contractors shall not have the right to vote with respect to matters requiring the decision or approval of the JSC. The JSC shall operate by consensus. The representatives of each Party shall have collectively one (1) vote on behalf of such Party; provided that no such vote taken at a meeting shall be valid unless a representative of each Party is present and participating in the vote. In the event of a dispute within the JSC such that no decision can be made with respect to a particular issue after attempted resolution by good faith and diligent negotiation between the Parties, ****.

1.4.3	Meetings.
The JSC shall meet as frequently as may be agreed upon, to review the progress in the implementation of the responsibilities and obligations under this Agreement and, in any event, shall meet (normally in Europe) or arrange a telephone conference call no less than once every calendar quarter in each calendar year of this Agreement with effect from the 1st November 2012. The JSC shall perform any and all functions as allocated to it under the provisions of this Agreement to further the purposes of this Agreement and each Project Order as reasonably determined by the Parties. The Parties will mutually agree, if applicable, on the location (normally in Europe) of each such meeting, and the text of the final agenda for each meeting. Immediately after each meeting of the JSC, minutes shall be drawn up by Quintiles Commercial and mutually agreed upon by both Parties promptly thereafter (as evidenced by signatures of each of the Parties on such minutes). Where such meetings of the JSC take place in Europe then each Party shall bear the travel cost and accommodation costs and expenses of its respective representatives. Where such meetings take place outside of Europe then Alimera shall bear the reasonable travel cost and accommodation costs and expenses of its representatives as well as the reasonable travel and accommodation costs of the representatives of Quintiles Commercial attending such meetings.

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1.4.4	No Authority to Modify Agreement.
The JSC shall have no authority to amend, vary, modify or waive compliance with the terms and conditions of this Agreement or any Project Order, or subject to Clause 1.2.2, to approve actions of the Parties which are inconsistent with this Agreement or any Project Order. Such approvals, amendments, variations, modifications or waivers shall be effective only if implemented by means of a formal written amendment or written waiver to this Agreement or a Project Order that is executed by a duly authorised officer of each Party.

2.	Payment of Fees and Pass-Through Expenses.

2.1
In full consideration of the Services provided under a Project Order, Alimera (or its Affiliate who is a party to the relevant Project Order) will pay Quintiles Commercial (or its Affiliate who is a party to the relevant Project Order) for all undisputed fees for the Services (“Fees”), and all properly incurred out-of-pocket costs and pass-through expenses (“Pass-Through Expenses”) in accordance with the budget and payment schedule(s) set out in each Project Order. Alimera agrees that the budget and payment schedule(s) (with respect to the payment of all such Fees and Pass-Through Expenses) for each Project Order ****. Unless otherwise agreed in a particular Project Order, the following shall apply: (a) Quintiles Commercial will invoice Alimera monthly in advance for the estimated agreed Fees and estimated agreed Pass-Through Expenses incurred in performing the Services; and (b) Alimera shall pay each invoice within ****. All Value Added Tax (or the equivalent of such taxable charge in each Territory) (“VAT”) and similar taxes and duties on the Fees and Pass-Through Expenses (if any) shall be for the account of Alimera or the relevant Alimera Affiliate that is a party to the relevant Project Order, as the case may be.

2.2	Quintiles Commercial and Alimera hereby further acknowledge and agree that:-

2.2.1	****

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****

2.2.2
Notwithstanding the foregoing, it has been mutually agreed by Quintiles Commercial and Alimera that the agreed **** in respect of the initial Project Orders to be entered into in respect of the Territories of UK, France and Germany for the **** under each Project Order in respect of UK, France and Germany, Provided Always that in respect of the initial Project Orders for the UK, France and Germany that such Project Orders are each fully executed and implemented (as evidenced by ****) in each of the aforesaid Territories no later than ****. If, for whatever reason, any one or more of the initial Project Orders for each of these three Territories of the UK, France and Germany is not executed and implemented as aforesaid **** for the Territories of UK, France and Germany which has not been executed and implemented as aforesaid and the **** (as defined and set out in each Project Order) in respect of the remainder of the duration of each of the initial Project Orders for the Territories of UK, France and Germany which has not been executed and implemented as aforesaid, which Alimera shall pay on submission of appropriate invoices.

2.2.3
For the avoidance of doubt, Alimera and Quintiles Commercial hereby agree that the **** (as defined and set out in each Project Order) in respect of all additional Project Orders to be entered into by the Parties and/or their respective Affiliates shall be **** of each such Project Order.

2.3	If any portion of an invoice is disputed, then **** as set forth therein in accordance with Clause 2.1 and the Parties shall ****

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****.

2.4
All Quintiles Commercial Fees and Pass-Through Expenses are net of VAT and applicable sales taxes. All applicable VAT and sales tax will be applied to each invoice where legally required and charged at the prevailing rate for payment by Alimera (unless such VAT and sales tax was previously paid by Alimera pursuant to Clause 2.5).

2.5
In the event that taxes or duties, of whatever nature, are required to be made or withheld on payments made pursuant to this Agreement or an applicable Project Order by any state, federal, provincial or foreign government, including, but not limited to, VAT, ****. Alternatively, Quintiles Commercial may invoice Alimera for the taxes, without a mark-up, as a pass-through expense, collect the taxes from Alimera, and pay the taxes due on the Services. For the avoidance of doubt, the requirements of this provision shall not apply to any employment-related taxes, duties or withholding or any taxes due on the income of Quintiles Commercial and shall only apply to taxes applicable to the Services. Each Party will reasonably cooperate with the other Party in providing any requested documents and/or in completing and filing any documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required tax payment or withholding payment or in connection with any claim to a refund of or credit for any such payment.

3.	Term.
This Agreement shall commence with effect from the 6th August 2012 and shall continue thereafter for a period of five (5) years (the “Term”), unless or until terminated by either Party in accordance with Clause 14 below. The term of each specific Project Order shall be set forth in the individual Project Order, and each Party’s rights to terminate a Project Order is set forth in Clause 14 below and the applicable Project Order. Notwithstanding the foregoing, if any Project Orders remain in effect at the expiration of the Term, this Agreement shall continue in effect solely as it applies to any such Project Order until the termination or expiration of such Project Order. Termination of a Project Order shall not affect the validity of this Agreement except in respect of the terminated Project Order.

4.	Confidentiality.
It is understood that during the course of this Agreement and each Project Order, Quintiles Commercial, its Affiliates and its and/or their respective employees may be exposed to data and other materials and information that are confidential and proprietary to Alimera and/or its Affiliates. All such data, materials and information that are marked or otherwise identified as confidential at the time of disclosure or that are of such a nature

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or disclosed in such a manner that a reasonable person would understand such information to be confidential as well as all Alimera Property as defined in Clause 5.1 below (hereinafter collectively referred to as “Alimera Confidential Information”), written or verbal, tangible or intangible, made available, disclosed, or otherwise made known to or obtained, collected, discovered or developed by Quintiles Commercial, its Affiliates and/or its or their respective employees as a result of carrying out the Services for Alimera and/or its Affiliates under this Agreement or a Project Order shall be considered confidential and shall be considered the sole property of Alimera and shall be treated as such by Quintiles Commercial and its Affiliates. All data, materials and information regarding Quintiles Commercial’s and its Affiliates’ operations, methods, and pricing, that is marked or otherwise identified as confidential at the time of disclosure or that is of such a nature or disclosed in such a manner that a reasonable person would understand such information to be confidential, howsoever disclosed, made available or otherwise made known to Alimera and/or its Affiliates by Quintiles Commercial and/or its Affiliates in connection with this Agreement and/or each Project Order as well as all Quintiles Commercial Property (as defined in Clause 5.2 below) (hereinafter collectively referred to as the “Quintiles Commercial Confidential Information”) is proprietary, confidential information belonging to Quintiles Commercial and/or its Affiliates, as the case may be, and shall be treated as such by Alimera and its Affiliates. The Quintiles Commercial Confidential Information together with Alimera Confidential Information shall hereinafter be collectively referred to as the “Confidential Information”. The Confidential Information of the disclosing Party shall be used only by the receiving Party’s employees or those employees of its Affiliates who (i) have a need to know the same only for purposes of performing the receiving Party’s obligations hereunder or under a relevant Project Order or in the case of Alimera, also for purposes of benefitting from the Services provided under this Agreement and the Project Orders, and for no other purpose, and (ii) provided that the employees of such Party or those of its Affiliates to whom such Confidential Information is disclosed is bound by written obligations of confidentiality the same as or substantially similar to those herein and that the Party disclosing such information remains responsible for any breaches of confidentiality by such person to whom such information is disclosed. Each Party agrees that it will not reveal, publish or otherwise disclose the Confidential Information of the other Party to any third party without the prior written consent of the disclosing Party, unless otherwise expressly permitted in this Agreement, for example, under the last paragraph of this Clause 4 or under Clause 11. Unless otherwise expressly permitted in this Agreement, for example, under this paragraph of this Clause 4 or under Clause 11, each Party agrees that it will not disclose the terms of this Agreement or any Project Order to any third party without the written consent of the other Party, which shall not unreasonably be withheld or delayed. Notwithstanding the foregoing, either Party may disclose the existence of this Agreement and/or any Project Orders and/or any of their terms in connection with any financing transaction or due diligence inquiry, provided that the third party to whom such information is disclosed is first bound by written confidentiality obligations substantially similar to those herein and the Party disclosing such information is and shall remain responsible for any breaches of confidentiality by the third party to whom such information is disclosed. These obligations of confidentiality and

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nondisclosure shall remain in effect for a period of **** after the completion or termination of the applicable Project Order.
The foregoing obligations shall not apply to Confidential Information to the extent that it: (a) is or becomes generally available to the public other than as a result of a disclosure by the receiving Party; (b) becomes available to the receiving Party on a non-confidential basis from a source which is not prohibited from disclosing such information; (c) was developed independently of any disclosure by the disclosing Party or was known to the receiving Party prior to its receipt from the disclosing Party, as shown by written evidence, unless in the case of Quintiles Commercial as the receiving Party, such information was developed or learned by Quintiles Commercial in the course of performing Services for Alimera; (d) is disclosed under obligations of confidentiality by the receiving Party to a third party with the written agreement of the disclosing Party; or (e) is required by applicable law or regulation to be disclosed, provided that if the receiving Party is required by applicable law or regulation to disclose the Confidential Information of the disclosing Party, (i) the receiving Party shall give the disclosing Party prompt notice of such fact so that the disclosing Party may seek to obtain a protective order or other appropriate remedy concerning any such disclosure and/or waive compliance with the non-disclosure provisions of this Agreement and (ii) the receiving Party shall reasonably cooperate with the disclosing Party in connection with the disclosing Party’s efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure or the disclosing Party waives such compliance, the receiving Party may make such disclosure only to the extent that such disclosure is legally required.
5.    Ownership and Property.

5.1
All of (a) Alimera’s and its Affiliates’ patents, inventions, processes, databases, knowhow, trade secrets, copyrights, trade names, trademarks, service marks, proprietary data, information and materials (including, without limitation, business plans and strategies and regulatory, marketing, sales and pricing data and information for Product) and intellectual property, and (b) all improvements by Alimera and/or its Affiliates to any of the foregoing shall remain or be the sole and exclusive property of Alimera and/or its Affiliates, as the case may be. Furthermore, ****, all inventions, processes, databases, data, reports, documents, records and other information and materials collected, obtained, maintained, conceived, made or developed by Quintiles Commercial and/or its Affiliates during the course of carrying out the Services for Alimera and/or its Affiliates under this Agreement and/or the Project Orders (“Work Product”) (collectively, with (a) and (b) above, “Alimera Property”) shall remain or be the sole and exclusive property of Alimera, and the rights of Quintiles Commercial and/or its Affiliates to use such Alimera Property shall be limited to those expressly permitted by this Agreement or any Project Order. Quintiles Commercial will promptly provide and fully disclose all Work Product to Alimera. All Work Product are works made for hire to the extent allowed by law and, in addition, Quintiles Commercial agrees to make and does hereby make all assignments necessary to accomplish the

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foregoing ownership. Quintiles Commercial shall assist Alimera, at Alimera’s reasonable expense, to further evidence, confirm, record and perfect such assignments, and to obtain, maintain, enforce, and defend any rights assigned.

5.2
Alimera acknowledges that Quintiles Commercial and/or its Affiliates possess certain inventions, processes, databases, know-how, trade secrets, proprietary data, information and materials, intellectual properties and other assets, including but not limited to analytical methods, procedures and techniques, procedure manuals, financial information and data, computer technical expertise and software, and business practices which have been independently developed by Quintiles Commercial separate and apart from this Agreement and which relate to its business or operations (collectively “Quintiles Commercial Property”). Alimera agrees that all such Quintiles Commercial Property and improvements thereto which are used, modified, developed or updated by Quintiles Commercial under or during the term of this Agreement or any Project Order are the sole and exclusive property of Quintiles Commercial.

5.3	****

5.3.1	****

5.3.2	****

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****

6.	Records and Materials.
At the completion of the Services by Quintiles Commercial in relation to any Project Order or at the expiration or termination of this Agreement all relevant documents and materials provided by Alimera and/or its Affiliates and all Work Product, regardless of the method of storage or retrieval, shall be returned or provided promptly to Alimera and/or its Affiliates in such form as is then currently in the possession of Quintiles Commercial and/or its Affiliates. Alternatively, at Alimera’s or its Affiliates’ written request, such documents, materials and/or Work Product may be retained by Quintiles Commercial or its Affiliate for Alimera or its Affiliates for an agreed-upon time period, or disposed of pursuant to the written directions of Alimera or its Affiliates. If Alimera or any of its Affiliates makes such written request, Alimera or its Affiliates shall pay the costs mutually agreed upon by the applicable parties associated with any of the above retention or disposal options, provided always that such costs are mutually agreed upon by the Parties prior to the commencement of any of the above retention or disposal options. Quintiles Commercial, however, reserves the right to retain, at its own cost and subject to the confidentiality provisions herein, a copy of all the materials that may be needed to satisfy applicable regulatory requirements or to resolve possible disputes with Alimera and/or its Affiliates regarding the Services. Nothing in this Agreement shall be construed to transfer from Alimera to Quintiles Commercial any regulatory record-keeping requirements unless such transfer is specifically provided for in the applicable Project Order.

7.	Independent Contractor Relationship.

7.1
For the purposes of this Agreement and any Project Order, the Parties hereto and their respective Affiliates are independent contractors and nothing contained in this Agreement or any Project Order shall be construed to place them in the relationship of partners, principal and agent, employer and employee or joint venturers. Neither Party shall have the power or right to bind or obligate the other Party, nor shall either Party hold itself out as having such authority.

7.2
No provision of this Agreement or any Project Order shall be deemed to create or imply any contract of employment between Alimera and any employee of Quintiles Commercial and/or any of its Affiliates. All persons performing the Services shall be employees of Quintiles Commercial or its Affiliates, or subcontractors engaged by Quintiles Commercial or its Affiliates with prior written consent of Alimera or its Affiliates, and none of such persons shall be entitled to any benefits applicable to employees of Alimera or its Affiliates.

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7.3
Quintiles Commercial and/or its Affiliates shall be responsible for the management of all employer obligations in connection with their employees who perform the Services. Employees of Quintiles Commercial and its Affiliates shall remain exclusively under the direct authority and control of Quintiles Commercial and its Affiliates. Alimera and/or its Affiliates may be involved in providing training, direction or equipment to a Quintiles Commercial employee only in the manner and to the extent specifically described in a Project Order. The employer obligations of Quintiles Commercial and its Affiliates shall include, but not be limited to: ****.

7.4
Quintiles Commercial and its Affiliates shall (i) maintain all necessary personnel and payroll records for their employees; (ii) compute wages and withhold local taxes for their employees; (iii) remit employee withholdings to the proper governmental authorities and make employer contributions as required by law; (iv) pay net wages and fringe benefits, if any, directly to their employees; and (v) provide for employer’s liability insurance coverage as appropriate.

8.	Compliance.

8.1
Throughout the duration of this Agreement and each Project Order Quintiles Commercial and Alimera and their respective Affiliates shall in carrying out their respective responsibilities each comply at all times with all applicable laws, rules, and regulations and all applicable codes of practice and other self-regulatory rules. Quintiles Commercial and its Affiliates shall carry out the Services in a professional manner, exercising all reasonable skill and care and acting in compliance with such standards customary in ****. In addition, Quintiles Commercial and its Affiliates shall ****. Quintiles Commercial and its Affiliates will not ****. Quintiles Commercial’ standard operating procedures will be used in performance of the Services, unless otherwise specifically stated in the Project Order. Without limiting the foregoing, each Party represents that it has knowledge and understanding of the Foreign Corrupt Practices Act of the United States of America and any and all anti-bribery or anti-corruption laws, rules or regulations within each Territory and shall comply with the applicable provisions of all such laws. Without limiting the foregoing, each Party agrees that it will not, in the conduct of its performance under this Agreement, and with regard to any funds, assets, or records relating thereto, offer, pay, give, or promise to pay or give, directly or indirectly, any payment or gift of any money or thing of value to (i) any government official to influence any acts or decisions of such

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official or to induce such official to use his influence with the local government to effect or influence the decision of such government in order to assist a Party in its performance of its obligations under this Agreement or to benefit the other Party; (ii) any political party or candidate for public office for such purpose; or (iii) any person if such Party knows or has reason to know that such money or thing of value will be offered, promised, paid, or given, directly or indirectly, to any official, political party, or candidate for such purpose.

8.2
Quintiles Commercial and its Affiliates shall process all personal data in accordance with this Agreement and the applicable Project Order in compliance with the EU Data Protection Directive 95/46/EC and any applicable national legislation enacted thereunder (in each case as amended or replaced from time to time) (“Data Protection Legislation”). Alimera represents and affirms to Quintiles Commercial that as applicable, Alimera has complied with, and will continue to comply with its obligations under the Data Protection Legislation.

8.3
If Quintiles Commercial, any of its Affiliates or their employees or independent contractors becomes aware of any technical complaints and/or adverse drug experience reports involving the use of any Product of Alimera or any of its Affiliates that is the subject matter of a Project Order, while performing any Services in connection with the Product, they shall immediately notify Alimera and/or its applicable Affiliate in accordance with Alimera’s procedures. Alimera shall deliver to Quintiles Commercial a written copy of such Alimera procedures prior to the execution of each Project Order entered into hereunder.

8.4
Quintiles Commercial acknowledges and agrees that Alimera shall be solely responsible for responding to any government or regulatory agency concerning use or marketing of Alimera Products, except where (i) such responsibility is expressly transferred to Quintiles Commercial or its Affiliate in a Project Order; or (ii) to the extent any notice or reporting requirement is by law or regulatory requirement made directly applicable to Quintiles Commercial or its Affiliates. Reports made by Quintiles Commercial shall be charged to Alimera on a time and materials basis unless otherwise agreed upon by the Parties in a Project Order. Where Quintiles Commercial has cause to correspond with any government or regulatory agency concerning use or marketing of Alimera Products as referred to in the exceptions at Clause 8.4(i) and 8.4(ii) above, Quintiles Commercial shall provide Alimera promptly with copies of all written reports, including all applicable documentation, made to any governmental or regulatory agency with respect to any Product and/or Alimera. In addition, and pursuant to the foregoing exceptions, Quintiles Commercial shall also provide Alimera promptly with a written summary of any oral or telephonic report made to any governmental or regulatory agency with respect to any Product and/or Alimera. Alimera shall provide Quintiles Commercial promptly with a copy of all written reports made to any governmental or regulatory agency by it in which Quintiles Commercial’s name is specifically mentioned, provided Alimera shall have no obligation to provide Quintiles Commercial with a copy of any such written report if Quintiles Commercial provided such report to the applicable governmental or regulatory

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authority on Alimera’s behalf. Quintiles Commercial shall promptly notify Alimera of any information Quintiles Commercial receives regarding any threatened or pending action by a government or regulatory agency that may affect Alimera Products. Alimera shall notify Quintiles Commercial of every instance of actual or suspected fraud or misconduct on the part of a Quintiles Commercial employee promptly after the initial discovery of any material suspicious findings or material possible evidence of such by Alimera. Quintiles Commercial shall, at the request of Alimera, cooperate with Alimera in order to respond, or in formulating a procedure for taking appropriate action. In no event shall Quintiles Commercial ****.

9.	Warranties and Representations.

9.1
Quintiles Commercial and Alimera each warrant and represent to the other that (i) they and their Affiliates are legally established and exist under their respective applicable laws, (ii) they and their Affiliates have the full right and authority to enter into this Agreement and all applicable Project Orders, and (iii) there is no known impediment that would inhibit their ability to perform any of their respective obligations under this Agreement or any Project Order. In addition, Quintiles Commercial warrants and represents to Alimera that it will not disclose to Alimera or use for its benefit any trade secret or proprietary or confidential information of any third party unless it has the authority to do so.

9.2
Alimera warrants and represents to Quintiles Commercial that it and/or its Affiliates possess good title to all Products and that Quintiles Commercial and its Affiliates have the lawful right to use any and all trademarks of Alimera in relation to such Products in accordance with the terms and conditions of this Agreement and the Project Orders for the proper performance of the Services hereunder free and clear of any third party claims or encumbrances. In addition, Alimera warrants and represents to Quintiles Commercial that it owns or controls the patents and other intellectual property or has appropriate licenses in connection with all Alimera Products to be involved in the Services, and has no knowledge of the existence of any claim or adverse rights which would restrict or prevent Quintiles Commercial from performing the Services pursuant to this Agreement or a Project Order.

10.	Conflict of Agreements.
Quintiles Commercial represents to Alimera that it is not a party to any agreement which would prevent it from fulfilling its obligations under this Agreement and that during the term of this Agreement, Quintiles Commercial agrees that it will not enter into any agreement which would in any way prevent it from providing the Services or meeting its other obligations contemplated under this Agreement. Alimera agrees that it will not enter into an agreement with a third party whereby Alimera delegates, or has delegated, to a third party any regulatory obligations already delegated to Quintiles Commercial

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pursuant to this Agreement without the written consent of Quintiles Commercial, which will not be unreasonably withheld.

11.	Publication.

11.1
Quintiles Commercial and Alimera hereby agree that neither it nor any of their Affiliates shall make, or permit any person to make, any public announcement concerning this Agreement and/or any Project Order without the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed) except as required by applicable law or any governmental or regulatory authority (including, without limitation, any relevant securities exchange) or by any court or other authority of competent jurisdiction. Quintiles Commercial and Alimera hereby further agree that neither it nor any of their Affiliates shall use the other Party’s name or that of its Affiliate in connection with any publication or promotion without the other Party’s or its Affiliates’ prior written consent.

11.2
Notwithstanding anything to the contrary herein, if a Party is requested or otherwise required to disclose the substance of this Agreement and/or any Project Orders in connection with the applicable requirements, rules, laws or regulations of any applicable stock exchange, Nasdaq or any governmental or regulatory authority or body such as the U.S. Securities and Exchange Commission (the “Applicable Entity”), the Parties will agree as promptly as practicable after the execution of this Agreement or the applicable Project Order by both Parties on the confidential treatment request to be filed with the Applicable Entity and the redacted form of this Agreement or applicable Project Order related thereto. Any redaction reasonably requested by either Party shall be included in such filing. The Parties will reasonably cooperate in responding promptly to any comments received from the Applicable Entity with respect to such filing in an effort to achieve confidential treatment of such redacted form; provided, however, that the Party requested or otherwise required to disclose the substance of this Agreement or applicable Project Order (the “Required Discloser”) shall be ****.

12.	Limitation of Liability.

12.1
Quintiles Commercial, Alimera, their Affiliates, directors, officers, employees, subcontractors and agents shall have no liability (including without limitation, contract, negligence and tort liability) for any ****

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****

12.2
In no event shall the collective, aggregate liability (including without limitation, contract, negligence and tort liability) of each Party together with their respective Affiliates, directors, officers, employees, subcontractors or agents under this Agreement exceed ****.

12.3
Notwithstanding anything to the contrary in Clause 12.2 above, nothing therein is intended to exclude or limit any liability for a ****. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, neither Party excludes or limits its liability to the extent that any exclusion or limitation of its liability is void, prohibited or unenforceable by applicable law.

12.4	For the avoidance of doubt, on no account shall Quintiles Commercial be liable to Alimera for any claims or losses arising out of ****.

13.	Indemnification and Indemnification Procedure.

13.1	Indemnification by Alimera.
Alimera shall indemnify, defend and hold harmless Quintiles Commercial, its Affiliates, and its and their respective directors, officers, employees, and agents (“Quintiles Commercial Indemnitees”) from and against any and all losses, damages, liabilities, reasonable attorneys fees, court costs and expenses owed to third parties (collectively, “Losses”), joint or several, resulting or arising from any third party claims, actions, proceedings, investigations or litigation against Quintiles Commercial Indemnitees relating to or arising from or in connection with ****

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****.

13.2	Indemnification by Quintiles Commercial.
Quintiles Commercial shall indemnify, defend and hold harmless Alimera, its Affiliates, and its and their respective directors, officers, employees, and agents (the “Alimera Indemnitees”) from and against any and all Losses, joint or several, resulting or arising from any third party claims, actions, proceedings, investigations or litigation against Alimera Indemnitees relating to or arising from or in connection with ****.

13.3	Additional Obligations.

13.3.1
It is the understanding of Quintiles Commercial and Alimera that in the event of any termination or expiration of a Project Order in a Territory and commencement by Alimera or an Alimera Affiliate of services ****.

13.3.2	In respect of such ****, Quintiles Commercial undertakes to provide to Alimera at least **** prior to Commencement, in respect of each ****.

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After the provision of such information, Quintiles Commercial will ****, in either case other than as required by applicable law or as agreed in writing by Alimera and Quintiles Commercial. Without prejudice to the above, Quintiles Commercial agrees to **** following its provision to Alimera.

13.3.3	Quintiles Commercial shall ****.

13.3.4	Alimera shall ****.

13.4	Mitigation.
Nothing in this Agreement, including without limitation Clauses 13.1, 13.2 and 13.3 above, or any Project Order, shall operate as to ****.

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13.5	Indemnification Procedure.
The Party seeking indemnification hereunder (the “Indemnified Party”) shall: (a) give the Party obligated to indemnify (the “Indemnifying Party”) prompt written notice of any such claim or law suit (including a copy of any notice thereof); (b) not make any admission of liability in relation to the claim or compromise or settle the claim without the prior written consent of the Indemnifying Party (not to be unreasonably withheld or delayed); (c) if so requested permit the Indemnifying Party, in the name of the Indemnified Party, to have sole conduct of all matters relating to the claim as it may deem appropriate provided that it keeps the Indemnified Party reasonably informed of the steps which are being taken in relation to the claim; (d) reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation and defence of any matter that is the subject of indemnification (provided that the Indemnifying Party pays or reimburses it in relation to its reasonable costs in complying with such requirement); and (e) not unreasonably withhold its approval of the settlement of any such claim, liability, or action by Indemnifying Party covered by this indemnification provision; provided, however, that Indemnified Party’s failure to comply with its obligations under this Clause shall not constitute a breach of this Agreement nor relieve Indemnifying Party of its indemnification obligations, except to the extent, if any, that Indemnifying Party’s defence of the affected claim, action or proceeding actually was materially impaired thereby.

14.	Termination.

14.1	Termination of Agreement.

14.1.1
The non-defaulting Party shall have the right to terminate this Agreement (and all active Project Orders) if the other Party commits any material breach of this Agreement (which is material to the Agreement (and all active Project Orders) as a whole), and, in the case of a material breach capable of remedy, fails to remedy the same within thirty (30) days after receipt of a written notice giving particulars of the breach and confirming the intention to terminate if not remedied.

14.1.2
Either Party shall have the right to terminate this Agreement (and all active Project Orders) upon written notice to the other Party if the other Party becomes bankrupt or insolvent or if all or a substantial part of its business or assets shall be placed in the hands of a Receiver, Administrator, Administrative Receiver, Trustee in Bankruptcy, Liquidator or similar or analogous officer or an insolvency practitioner, whether by its voluntary act or otherwise. In such circumstances, this Agreement and the rights granted herein shall immediately be subject to termination at the option of the Party that has the right to terminate this Agreement under this Clause.

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14.2	Termination of a Project Order.

14.2.5	****.

14.2.6
The non-defaulting Party shall have the right to terminate a Project Order if the other Party commits a material breach of the Project Order, and, in the case of a material breach capable of remedy, fails to remedy the same within thirty (30) days after receipt of a written notice giving reasonably full particulars of the breach and confirming the intention to terminate if not remedied.

14.3
In the event that this Agreement or a Project Order is terminated pursuant to the foregoing provisions (other than for breach by Quintiles Commercial), Alimera shall pay to Quintiles Commercial or its Affiliate, as the case may be, (a) all Fees for Services rendered which are due and owing in respect of the completed performance of the Services in accordance with the terms and conditions of this Agreement and the applicable Project Order as at the effective date of termination; (b) all Pass-Through Expenses actually incurred in accordance with the terms and conditions of this Agreement and the applicable Project Order as at the effective date of termination; (c) all non-cancellable costs ****, provided that Quintiles Commercial has used good faith and all commercially reasonable efforts to cancel such costs, or if requested by Alimera, to mitigate such costs, ****

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****. Upon notice of termination of this Agreement and/or Project Order the ****. In addition, in the event that this Agreement or a Project Order is terminated pursuant to the foregoing provisions, if applicable, Quintiles Commercial shall deliver promptly to Alimera any and all work product and works-in-progress made, created or developed in connection with the terminated Project Order(s).

14.4
Termination of this Agreement and/or a Project Order shall not affect any rights, remedies or obligations of either Quintiles Commercial, Alimera and/or their respective Affiliates that have accrued or become due prior to termination and all provisions which are expressed to or by implication survive the Agreement and/or Project Order as the case may be shall remain in full force and effect. Following any termination or expiration of any Project Order under this Agreement, if reasonably requested by Alimera or any of its Affiliates, Quintiles Commercial and/or its Affiliates shall provide it with reasonable transition services, the reasonable cost of which shall be borne by Alimera. In addition, following any termination or expiration of this Agreement, Quintiles Commercial shall, save as otherwise provided for at Clause 6, promptly return or provide to Alimera any and all Alimera Property.

15.	Relationship with Affiliates.
Without limiting Clause 1.2.1, Alimera and Quintiles Commercial each recognise and agree that each Party hereto, including its and their respective Affiliates, may execute individual Project Orders subject to the terms and conditions of this Agreement. Following execution of such Project Orders, without limiting Clause 1.2.1, Alimera and Quintiles Commercial further recognise and agree that all claims, actions, proceedings, investigations or litigation relating to or arising from or in connection with each such Project Order, including the Service provided thereunder, may be dealt with ****.

16.	Cooperation and Disclosure of Hazards.
Alimera shall forward to Quintiles Commercial in a timely manner all documents, materials and information in Alimera’s possession or control necessary for Quintiles Commercial to conduct the Services that is requested by Quintiles Commercial in a Project Order or otherwise. Quintiles Commercial shall not be liable to Alimera nor be deemed to have breached this Agreement or any Project Order for errors, delays or other

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consequences arising from Alimera’s failure to timely provide such documents, materials or information or to otherwise reasonably cooperate with Quintiles Commercial in order for Quintiles Commercial to timely and properly perform its obligations, following receipt by Alimera of a request from Quintiles Commercial for any such documents, materials or information or cooperation. It is a condition of Quintiles Commercial providing the Services that Alimera shall provide Quintiles Commercial with all information available to it regarding known or potential hazards associated with the use of any substances actually supplied to Quintiles Commercial by Alimera, and Alimera shall comply with all current applicable legislation and regulations concerning the shipment of substances by the land, sea or air.

17.	Force Majeure.
If the performance or observance of this Agreement or any obligation of this Agreement or any Project Order is prevented or delayed by reason of an act of God, civil commotion, storm, fire, riots, strikes, legal moratorium (including, without limitation, a FDA action or action of any corresponding regulatory agency in another jurisdiction, short of withdrawal of the marketing authorisation of the Product), war or revolution (“Force Majeure Event”), the Party so affected shall, upon prompt notice of such cause being given to the other Party, be excused from such performance or observance to the extent of such prevention or during the period of such delay, provided that the party so affected shall use its best efforts to avoid or remove the cause(s) of non-performance and observance with utmost dispatch.

18.	Notices.

18.1
Any notices required or permitted to be given under this Agreement by either Party, shall be in writing, in English and shall be delivered personally, or sent by pre-paid first-class post or recorded delivery or by commercial courier, to each Party required to receive the notice or communication as set out below (unless a Party provides the other with written notice of another address in accordance with this Clause):

If to Quintiles Commercial:
Quintiles Commercial Europe Limited
500 Brook Drive
Green Park
Reading RG2 6UU
England

Attention : ****

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With a copy to:
Legal Department
Quintiles Commercial Europe Limited
500 Brook Drive
Green Park
Reading RG2 6UU
England

Attention: Legal Counsel

If to Alimera:
Alimera Sciences, Inc.
6120 Windward Parkway Suite 290
Alpharetta, GA 30005 U.S.A.

Attention: ****

18.2	Any notice or other communication shall be deemed to have been duly received:

(a)	if delivered personally, when left at the address and for the contact referred to in this clause; or

(b)	if sent by pre-paid first-class post or recorded delivery, at 9.00 am on the fifth business day after posting; or

(c)	if delivered by commercial courier, on the date and at the time that the courier’s delivery receipt is signed.

18.3	A notice or other communication required to be given under this Agreement shall not be validly given if sent by e-mail or facsimile transmission.

18.4	The provisions of this Clause shall not apply to the service of any proceedings or other documents in any legal action.

19.	Binding Agreement, Assignment and Sub-Contracting
This Agreement is personal to the Parties and, save as otherwise provided for in this Agreement,****

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*****. Any attempted transfer in violation of the foregoing provisions in this Clause 19 will be void and of no effect. This Agreement shall be binding on and inure to the benefit of the permitted assigns of the Parties. Save as otherwise provided for in this Agreement Quintiles Commercial shall not sub-contract or delegate in any manner any or all of its obligations under this Agreement to any third party without the prior written consent of Alimera, such consent not to be unreasonably withheld or delayed and may be obtained via the applicable Project Order. Where such consent is obtained, Quintiles Commercial shall ensure that each such approved third party complies with all obligations imposed on Quintiles Commercial under this Agreement. Any breach of any such obligations by any such approved third party shall be deemed a breach by Quintiles Commercial of its obligations under this Agreement, and Quintiles Commercial shall be responsible and liable for any breach of any such obligations by any such approved third party.

20.	Insurance.
During the term of this Agreement to cover its obligations hereunder, each Party shall maintain insurance coverage with a reputable insurance company as follows:

1)	Product Liability insurance by Alimera of not less than ****; and

2)	Professional Indemnity insurance by Quintiles Commercial of not less than ****; and

3)	Liability to third parties with a limit of ****.
All insurance amounts may be obtained by full, individual primary policy amount; a primary amount of less than minimum requirement enhanced by a blanket excess umbrella policy; or a combination of either. Each Party shall provide the other Party with a certificate of insurance within fourteen (14) days of a written request from the other Party.
For the avoidance of doubt, if Alimera delivers, ships, or mails materials or documents to Quintiles Commercial, or requests that Quintiles Commercial deliver, ship, or mail materials or documents to Alimera or to third parties, then the expense and risk of loss for such deliveries, shipments, or mailings shall be borne by Alimera. Quintiles Commercial shall make use of third party delivery services or carriers approved by Alimera (such approval not to be unreasonably withheld or delayed) save that where Quintiles Commercial is the party who, without the approval of Alimera, engages such third party

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delivery services or carriers, then the expense and risk of loss for such deliveries, shipments or mailings shall be borne by Quintiles Commercial.

21.	Foreign Currency Exchange.
Save as otherwise provided for in a Project Order, the currency for the settlement of all invoices under this Agreement and each Project Order shall be the Euro (the “Contracted Currency”).

21.1	Pass-Through Expenses.
If Quintiles Commercial and/or any of its Affiliates incur Pass-Through Expenses in a currency other than the Contracted Currency, then Alimera shall reimburse Quintiles Commercial for the actual costs in the Contracted Currency based on the Oanda foreign currency exchange rate (Oanda.com) for the applicable currency on the last business Friday of the month.

21.2	Fees and other payments.
If, under a Project Order, the performance of the Services by Quintiles Commercial or its Affiliates in any Territory involves the use of a currency other than the Contracted Currency, then the budget for those Services will be based on the local rates in the currency used by Quintiles Commercial for pricing in that Territory, but converted to and reflected in the Contracted Currency. ****.
****

22.	Inflation Adjustments.
Where Services in a Project Order are provided by Quintiles Commercial and/or by its Affiliates ****, it is understood and agreed that ****

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****, within a given Project Order. ****.

23.	Dispute Resolution and Arbitration.
The Parties shall initially attempt in good faith to resolve any significant controversy, claim, allegation of breach or dispute arising out of or relating to this Agreement and/or Project Order (hereinafter collectively referred to as a “Dispute”) through negotiations between senior executives of the Parties. If the Dispute is not resolved within thirty (30) days (or such other period of time mutually agreed upon by the Parties) of notice of the Dispute (the “Resolution Period”), then the Parties agree to submit the Dispute to arbitration as provided herein. Unless otherwise mutually agreed by the Parties, only if the Dispute is not resolved through negotiations as set forth herein may a Party resort to arbitration. This clause shall be without prejudice to the right of either Party to seek injunctive relief in any court of proper jurisdiction.
Subject to the foregoing, all Disputes relating in any way to this Agreement shall be resolved exclusively through arbitration conducted in accordance with the International Chamber of Commerce (“ICC”) under its International Rules of Arbitration, and judgment on the award rendered by the arbitrator shall be binding and may be entered in any court having jurisdiction thereof. Such arbitration shall be filed and conducted in ****, and shall be conducted in English by one arbitrator mutually acceptable to the Parties selected in accordance with ICC Rules.

24.	Choice of Law, Waiver and Enforceability.
This Agreement and any dispute or claim arising out of or in connection with it or its subject matter shall be governed by and construed in accordance with the laws of ****. No failure or delay by a Party to exercise any right or remedy provided under this agreement or by law shall constitute a waiver of that or any other right or remedy, nor shall it preclude or restrict the further exercise of that or any other right or remedy. No single or partial exercise of such right or remedy shall preclude or restrict the further exercise of that or any other right or remedy. If any provisions herein are found to be unenforceable on the grounds that they are overly broad or in conflict with applicable laws, it is the intent of the Parties that such provisions be replaced, reformed or narrowed so that their original business purpose can be accomplished to the extent permitted by law, and that the remaining provisions shall not in any way be affected or impaired thereby.

25.	Survival and Third Party Rights.
The rights and obligations of Alimera and Quintiles Commercial, which by intent or meaning have validity beyond such termination (including, but not limited to, rights with respect to inventions, confidentiality, discoveries, intellectual property, improvements, indemnification and liability limitations) shall survive the termination of this Agreement or any Project Order. For the avoidance of doubt, nothing contained in this Agreement or

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any Project Order is intended to confer any right or benefit on any third party whether under the provisions of the Contracts (Rights of Third Parties) Act 1999 or otherwise, but this shall not affect any right or remedy of a third party which exists or is available apart from this Act.

26.	Entire Agreement, Headings and Modification.
This Agreement, together with the applicable Project Order(s), constitutes the whole Agreement between the Parties with respect to the subject matter herein and supersedes any previous arrangements, understandings, agreements (oral and written), negotiations and discussions between them relating to the subject matter of this Agreement; provided always that nothing in this clause shall limit or exclude any liability for fraud. The descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provision hereof. Any amendment, modification or variation to the provisions of this Agreement and/or any Project Order entered into hereunder, or waiver of any such provisions, must be in writing and signed by the Parties.

27.	Execution in Counterparts.

27.1
This Agreement may be executed in any number of counterparts, each of which when executed and delivered, shall constitute an original, but all of which together shall constitute one agreement binding on all Parties, notwithstanding that all Parties are not signatories to the same counterpart.

27.2
Transmission by electronic mail in portable document format (pdf) of an executed counterpart of this Agreement or any Project Order shall be deemed to constitute due and sufficient delivery of such counterpart. The Parties shall deliver to each other an original counterpart of this Agreement and each Project Order promptly after delivery by electronic mail provided however, that failure by either Party to so deliver an original counterpart shall not affect the sufficiency of an electronic mail of such counterpart as provided in the first sentence of this Clause.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto through their duly authorised officers on the date(s) set forth below.
Signed by: /s/ Nicholas C. Tuck
Name (Print): Nicholas C. Tuck
Title: Senior Legal Director
Date: November 29, 2012
For and on behalf of:-.
QUINTILES COMMERCIAL EUROPE LIMITED
Signed by: /s/ Richard S. Eiswirth

CONFIDENTIAL TREATMENT REQUESTED

Name (Print): Richard Eiswirth
Title: COO & CFO
Date: November 28, 2012
For and on behalf of:-
ALIMERA SCIENCES, INC.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 1
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****

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Exhibit 2
****
****

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Exhibit 3
****

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****
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PROJECT ORDER
BETWEEN
____
AND
ALIMERA SCIENCES, INC.,
TERRITORY: ____

CONFIDENTIAL TREATMENT REQUESTED

FORM OF PROJECT ORDER
TERRITORY : ____
This Project Order (the “Project Order”) is entered into between:

1.	____ whose principal place of business is at ____ (hereinafter referred to as “Quintiles Commercial”), and

2.	ALIMERA SCIENCES, INC., whose principal place of business is at 6120 Windward Parkway, Suite 290, Alpharetta, GA 30005, USA (hereinafter referred to as “Alimera”).
NOW IT IS HEREBY AGREED as follows:-

1.	PROJECT ORDER.
This Project Order constitutes a “Project Order” under the Master Services Agreement effective as of August 6, 2012, entered into between Quintiles Commercial Europe Limited and Alimera (the “Master Agreement”), and is subject to all of the terms and conditions set forth in the Master Agreement (as though ____ replaced Quintiles Commercial in each and every location where Quintiles Commercial is referenced in the Master Agreement), which Master Agreement shall be incorporated into this Project Order by reference, except as may be otherwise expressly provided herein. Without limiting Clause 1.2.1 of the Master Agreement, all claims, actions, proceedings, investigations or litigation relating to or arising from or in connection with this Project Order, including the Services provided hereunder, may be dealt with solely by and between the Parties hereto.

2.	DEFINITIONS.
In this Project Order the following terms shall have the following meanings:-
“Contribution Margin”: shall mean the margin that Alimera shall pay in respect of the Services delivered by Quintiles Commercial throughout the duration of the Project Term and as such is applied against Quintiles Commercial’s In-Scope Costs for providing the Services. Such margin shall be determined and applied in accordance with Clause 2.2 of the Master Agreement. The Quintiles Commercial In-Scope Costs plus the aforesaid Contribution Margin determines the base Service Fees (“Base Service Fees”);
“Effective Date”: shall mean ____;
“Fees”: shall mean all base fees, _____ payable to Quintiles Commercial in return for the Services provided to Alimera hereunder as more particularly set out at Clause 8 hereof;
“In-Scope Costs”: shall mean the in-scope cost line items as more particularly set out at Clause 8.2;

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“Pass-Through Expenses”: shall mean the reasonable and necessary out-of-pocket costs and expenses actually incurred by Quintiles Commercial in providing the Services as more particularly set out at Clause 9 hereof;
“Product”: shall mean the pharmaceutical product sold in the Territory under the Trademark ILUVIEN®;
“Quintiles Commercial Personnel”: shall mean and consist of the following personnel in the Territory: ____; the precise numbers and allocation of deployment of which are set out at Clause 4.1;
“Services”: shall mean the responsibilities, obligations and activities to be performed by the Quintiles Commercial Personnel in the Territory throughout the Project Term (as defined at Clause 3.1), as more particularly referred to herein;
“Territory”: shall mean ____;
“Working Day”: shall mean each day on which the Quintiles Commercial Personnel are deployed in the Territory to provide the Services (to include all related training and territory work in the Territory but excluding all leave, which includes without limitation, holidays, sickness, maternity, compassionate leave and jury service).

3.	DURATION.

3.1
This Project Order shall commence with effect from the Effective Date and thereafter shall continue in full force and effect for the fixed term period expiring on ____ (the “Project Term”), unless this Project Order is sooner terminated in accordance with:-

3.1.1	the provisions of the Master Agreement, or
3.1.2    the provisions of Clause 11 of this Project Order.

3.2
This Project Order may be renewed by mutual written agreement of the parties provided always that Alimera informs Quintiles Commercial in writing of its desire to renew this Project Order (upon terms to be agreed including, without limitation, duration and contribution margin) not less than _____ prior to the date of expiry of this Project Order as referred to in Clause 3.1 above.

4.	SERVICES

4.1
Services. The Services to be provided by Quintiles Commercial under this Project Order are _____. The Services shall be performed by the Quintiles Commercial Personnel set out in the tables below and who shall be deployed to perform the Services with effect from their respective anticipated Start Dates (as referred to in the table below) and thereafter shall continue to perform the Services for such duration until the expiry of the Completion Date of Assignment as referred to in the table below (each an “Assignment”) during the Project Term. No amendment, modification or variation shall be made to the provisions of this Project Order or the Services, including without limitation the number

CONFIDENTIAL TREATMENT REQUESTED

of Quintiles Commercial Personnel providing the Services and/or their respective anticipated Start Dates, unless mutually agreed in writing and signed by both Parties.

Quintiles Commercial Personnel	Number of Quintiles Commercial Personnel	Earliest Anticipated Start Date of Assignment	Completion Date of Assignment

The Quintiles Commercial Personnel shall be fully deployed at all times and operational in the field on each Working Day throughout the duration of their Assignment under the Project Term apart from the_____.

5.	QUINTILES COMMERCIAL RESPONSIBILITIES AND OBLIGATIONS.

5.1
Supervision and Skills. Quintiles Commercial shall use all reasonable endeavours to provide an adequate level of management support and supervision to ensure acceptable levels of performance by the Quintiles Commercial Personnel.

5.2	Management. As employer of the Quintiles Commercial Personnel, Quintiles Commercial shall throughout the duration of this Project Order:-

5.2.1
manage all contractual obligations in respect of the employment of the Quintiles Commercial Personnel in the Territory, including without limitation, the payment of all salaries, bonuses and benefits. Quintiles Commercial shall communicate with all Quintiles Commercial Personnel as and when deemed necessary by Quintiles Commercial, in writing or in person, at Quintiles Commercial’s cost, and

5.2.2	ensure that the Quintiles Commercial Personnel are familiar with and comply with the provisions of legislation, codes of practice and guidelines applicable in the Territory.

5.3	Project Reports. Quintiles Commercial shall provide Alimera with a monthly Project report, which shall include: _____.

5.4
Management and Discipline of the Quintiles Commercial Personnel. Quintiles Commercial shall be responsible for the management of its Quintiles Commercial Personnel and shall have the sole authority to remove any one or more of its employees from the Project. Notwithstanding anything herein to the contrary, Quintiles Commercial and Alimera hereby agree that in the following circumstances the following shall apply:-

CONFIDENTIAL TREATMENT REQUESTED

6.	ALIMERA RESPONSIBILITIES AND OBLIGATIONS.

6.1	Materials. Alimera shall be responsible for providing _____ to Quintiles Commercial to support the Quintiles Commercial Personnel in the Territory.

6.2
Compliance. Alimera shall at all times be responsible for ensuring that it has all requisite licences, approvals, permissions and consents necessary to meet its obligations under this Project Order. Quintiles Commercial shall at all times be responsible for ensuring that it has all requisite licences, approvals, permissions and consents necessary to meet its obligations under this Project Order for the entire duration of this Project Order.

7.	TARGETS.
Quintiles Commercial and Alimera shall set reasonable targets.

8.	PROJECT BUDGET - FEES (ESTIMATED AND ACTUAL).
8.1    Estimated Base Service Fees.
Based on the anticipated Start Date of each Assignment as referred to in Clause 4.1, the estimated total Base Service Fees payable by Alimera to Quintiles Commercial for In-Scope Costs in the Territory in each calendar year of this Project Order at the Contribution Margin shall be that as set out in the Table below. Such estimated total Base Service Fees shall be used as the basis for calculating the raising and settlement of invoices for inclusion within the Payment Schedule at Clause 10.2.

8.2	In-Scope Costs included in Base Service Fees.
The In-Scope Costs provided by Quintiles Commercial and included within the Base Service Fees are as follows:-

9.	PASS-THROUGH EXPENSES.

9.1
The estimated total Pass-Through Expenses in relation to the Services described herein shall be Euro ___. In no event may Quintiles Commercial incur Pass-Through Expenses in excess of such total without the prior written consent of Alimera.

9.2	The following estimated Pass-Through Expenses (as referred to above) shall be passed-through and paid directly by Alimera:-

9.3
At the end of each calendar month Quintiles Commercial will submit to Alimera an invoice for the amount of Pass-Through Expenses actually incurred and payable by Alimera during that calendar month together with a detailed itemised statement setting out a breakdown of the Pass-Through Expenses and related items attributed to such Quintiles Commercial Personnel in the Territory for that calendar month, and Alimera shall pay such invoices that are undisputed within thirty (30) days of the date of the invoice. If Alimera requires further information including copies of applicable receipts in respect of such Pass Through Expenses then Quintiles Commercial shall provide such

CONFIDENTIAL TREATMENT REQUESTED

detailed information subject to a __% administration charge applied to each such invoice for payment by Alimera.

9.4
For the avoidance of doubt the following items have not been estimated and/or specifically provided for within the Base Service Fees or the Pass Through Expenses referred to above and would therefore be an additional cost to Alimera and payable by Alimera in accordance with Clause 9.3 if such costs and expenses are incurred.

10.	TOTAL PROJECT BUDGET - PAYMENT TERMS.
10.1    Cash Neutrality and Up-front Payment.
Throughout the duration of this Project Order, Alimera hereby agrees that all budgets and payments will be structured in an effort to maintain cash neutrality for Quintiles Commercial (with respect to the payment of all Fees and Pass-Through Expenses). On signature of this Project Order, Alimera shall pay to Quintiles Commercial an up-front payment of _____equal to _____ percent of the sum of the estimated total Fees and estimated Pass-Through Expenses in respect of the Services to be performed in the first _____ months, which amount shall be reconciled by Quintiles Commercial on the final invoice. On no account shall the estimated total Project Budget be exceeded without the prior written consent of Alimera.

10.2	Payment of Base Service Fees.
Subject at all times to the process of reconciliation as set out at Clause 10.4 hereof, Quintiles Commercial will invoice Alimera monthly at the beginning of each monthly billing period for the agreed estimated total Base Service Fees incurred in performing the Services (apportioned over the duration of the Project Order) and Alimera shall pay such invoices within thirty (30) days of the date of the invoice as more particularly set out in the Payment Schedule below.
Payment Schedule (Estimated Base Service Fees).

10.3	Procedure and Settlement of Invoices.
With the exception of the initial up-front payment, which is due and payable upon receipt of an undisputed invoice, all other undisputed invoices for the payment of Fees (including all Base Service Fees) payable hereunder shall be paid in full by Alimera in accordance with Clause 10.2 as hereinbefore mentioned.
To facilitate the payment of all invoices raised hereunder in respect of all such Fees and Pass-Through Expenses, Quintiles Commercial shall arrange for such invoices to be sent directly to _____.
All payments shall be made without deduction, deferment, set-off, lien or counter claim of any nature. All payments under this Project Order shall be exclusive of ____ which

CONFIDENTIAL TREATMENT REQUESTED

shall be charged to Alimera at the prevailing rate, if properly due and payable, and shall be paid by Alimera upon receipt of a valid invoice.

10.4	Reconciliation of the Fees.
On the 31st of March, 30th of June, 30th of September and on the 31st of December in each calendar year of this Project Order, Quintiles Commercial shall, within fifteen working (15) days thereof, undertake a reconciliation of the amount of Base Service Fees actually payable by Alimera hereunder as against the estimated total Base Service Fees more particularly referred to herein at Clause 10.2.
Furthermore, Quintiles Commercial shall within twenty (20) working days of the expiry or the termination of this Project Order undertake a final reconciliation of all the Fees (including Base Service Fees) actually payable by Alimera to Quintiles Commercial hereunder.
Quintiles Commercial will provide Alimera with such information as Alimera shall reasonably require in order to verify the calculation of each such reconciliation. Any overpayment by Alimera will be refunded to Alimera, or any underpayment by Alimera credited to Quintiles Commercial, within thirty (30) days after such reconciliation to the extent that the applicable reconciliation calculation is not being disputed by Alimera in good faith.

10.5	Currency and Currency Exchange Rates.
Having regard to the contents and application of Clause 21 of the Master Agreement to this Project Order the currency to be used for all invoices and payment under this Project Order shall be the Euro (the “Contracted Currency”).

10.6	Account Details.
Unless otherwise notified in writing by Quintiles Commercial the payment method for the settlement of all invoices shall be by _____ and the details of the applicable bank account are:

11.	EARLY TERMINATION.
11.1    Substantial Change.

11.1.1
Notwithstanding the termination provisions referred to in the Master Agreement, but subject at all times to the provisions of Clause 11.1.2 and 11.1.3, Alimera shall have the right (but not the obligation) to terminate this Project Order forthwith on notice in writing to Quintiles Commercial in the event that (a) due to regulatory and/or governmental intervention the marketing authorisation for the sale of the Product in the Territory is withdrawn thereby preventing the actual sale of the Product in the Territory, (b) any governmental or regulatory agency takes any action, or raises any objection, that prevents Alimera from marketing,

CONFIDENTIAL TREATMENT REQUESTED

distributing, importing, exporting or selling Product or (c) if Alimera otherwise withdraws Product from the Territory.

11.1.2
Upon receipt of such written notice by Quintiles Commercial from Alimera pursuant to Clause 11.1.1 the parties shall cooperate to develop, mutually agree on and execute a plan to ensure an orderly close down of the project described in this Project Order in the Territory (“Closeout Plan”). Following such early termination notice by Alimera, Quintiles Commercial shall use all reasonable efforts to mitigate all costs and expenses associated with the project described in this Project Order, as well as use all reasonable efforts to procure the mitigation of all such costs and expenses by any agreed subcontractor performing the Services hereunder, that may arise following receipt of such notice.

11.1.3	Notwithstanding the efforts of Quintiles Commercial to ensure an orderly close down of the Project pursuant to Clause 11.1.2, Alimera shall pay to Quintiles Commercial:

(a)
all Fees and Pass-Through Expenses actually incurred by Quintiles Commercial in accordance with the terms and conditions of the Master Agreement and this Project Order as at the effective date of termination;

(a)	all reasonable and necessary costs and expenses incurred in connection with the mutually agreed upon Closeout Plan; and

(b)
all non-cancellable costs irrevocably and reasonably committed to by Quintiles Commercial arising out of and directly related to the Services provided pursuant to the Project Order in accordance with the terms and conditions of the Master Agreement and this Project Order, provided that Quintiles Commercial has used good faith and all commercially reasonable efforts to cancel such costs.

11.1.4	All such payments shall be paid by Alimera to Quintiles Commercial within thirty (30) days of the date of an undisputed invoice.

12.	NOTICES.
Any notices required or permitted to be given under this Project Order by either Party, shall be in writing, in English and shall be delivered personally, or sent by pre-paid first-class post or recorded delivery or by commercial courier, to the other Party required to receive the notice or communication as set out below (unless a Party provides the other with written notice of another address in accordance with this Clause):
If to Quintiles Commercial:

CONFIDENTIAL TREATMENT REQUESTED

With a copy to:

Legal Department
Quintiles Commercial Europe Limited
500 Brook Drive
Green Park
Reading RG2 6UU
England

If to Alimera:

Alimera Sciences Inc.
6120 Windward Parkway
Suite 290
Alpharetta, GA 30005
USA

Attention: _____

IN WITNESS WHEREOF, this Project Order has been executed by the Parties hereto through their duly authorised officers on the date(s) set forth below.
Signed by:

Name (Print):

Title:

Date:
For and on behalf of:-.
____

Signed by:

Name (Print):

Title:

Date:
For and on behalf of:-.
____
Signed by:
Name (Print):

CONFIDENTIAL TREATMENT REQUESTED

Title:

Date:
For and on behalf of:-
ALIMERA SCIENCES, INC.

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX 1

TARGETS
(as provided for in Clause 7)